UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 20, 2020

Date of Report (Date of earliest event reported)

HMS HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-50194	11-3656261
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5615 High Point Drive	Irving	Texas	75038
(Address of Principal Executive Offices)			(Zip Code)

(214) 453-3000

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	HMSY	The Nasdaq Stock Market LLC
The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01  -  Other Events

Agreement and Plan of Merger

On December 20, 2020, HMS Holdings Corp., a Delaware corporation (“HMS”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Gainwell Acquisition Corp., a Delaware corporation (“Gainwell”), Mustang MergerCo Inc., a Delaware corporation and wholly owned subsidiary of Gainwell (“Merger Sub”), and Gainwell Intermediate Holding Corp., a Delaware corporation. The Merger Agreement provides that, upon the terms and subject to the satisfaction or waiver of the conditions set forth therein, Merger Sub will merge with and into HMS (the “Merger”), with HMS continuing as the surviving corporation and a wholly owned subsidiary of Gainwell. A copy of the press release containing the announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
99.1	Press release of HMS Holdings Corp., dated December 21, 2020
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Additional Information and Where to Find It

This communication relates to the proposed merger (the “Merger”) of HMS Holdings Corp., a Delaware corporation (“HMS”), with Gainwell Acquisition Corp., a Delaware corporation (“Gainwell”) and Mustang MergerCo Inc., a Delaware corporation and wholly owned subsidiary of Gainwell (“Merger Sub”), pursuant to the terms of that certain Agreement and Plan of Merger, dated as of December 20, 2020, by and among HMS, Gainwell, Merger Sub and Gainwell Intermediate Holding Corp., a Delaware corporation (the “Merger Agreement”).

This communication may be deemed solicitation material in respect of the Merger. This communication does not constitute a solicitation of any vote or approval. In connection with the proposed merger, HMS plans to file with the Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to its stockholders a proxy statement regarding the proposed transaction. HMS may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the proxy statement or any other document that may be filed by HMS with the SEC. BEFORE MAKING ANY VOTING DECISION, HMS’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED BY HMS WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and stockholders may obtain a free copy of the proxy statement and other documents HMS files with the SEC (when available) through the website maintained by the SEC at www.sec.gov. HMS makes available free of charge at www.hms.com (in the “SEC Filings” subsection of the “Financials and Filings” section under the “Investors” heading), copies of materials it files with, or furnishes to, the SEC.

Participants in the Solicitation

HMS and its directors, executive officers and certain employees and other persons may be deemed to be participants in the solicitation of proxies from HMS’s stockholders in connection with the proposed merger. Security holders may obtain information regarding the names, affiliations and interests of HMS’s directors and executive officers in HMS’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which was filed with the SEC on February 24, 2020, and its definitive proxy statement for the 2020 annual meeting of stockholders, which was filed with the SEC on April 17, 2020. To the extent the holdings of HMS securities by HMS’s directors and executive officers have changed since the amounts set forth in HMS’s proxy statement for its 2020 annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed merger will be included in the proxy statement relating to the proposed merger when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov and HMS’s website at www.hms.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain information, including financial estimates and statements as to, among other things, the expected timing, completion and effects of the Merger, which may constitute forward-looking statements within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties, and actual results may materially differ. The forward-looking statements contained in this communication, including without limitation statements regarding anticipated benefits and effects of the anticipated merger of HMS and Gainwell, relate to our current expectations, projections and assumptions about our business, the economy and future events or conditions. All statements other than statements of historical fact or relating to present facts or current conditions included in this communication are forward-looking statements.

Forward-looking statements may include words such as “aim,” “anticipate,” “assume,” “believe,” “estimate,” “expect,” “forecast,” “future,” “intend,” “likely,” “may,” “outlook,” “plan,” “potential,” “project,” “seek,” “strategy,” “target,” “trend,” “will,” “would,” “could,” “should,” and variations of such terms and similar expressions, although some forward-looking statements may be expressed differently.

Forward-looking statements are not guarantees and involve risks, uncertainties and assumptions that are difficult to predict. Actual results may differ materially from past results and from those indicated by such forward-looking statements if known or unknown risks or uncertainties materialize, or if underlying assumptions prove inaccurate. These risks and uncertainties include, among other things: the inability to consummate the Merger within the anticipated time period, or at all, due to any reason, including the failure to obtain required regulatory approvals or the failure to satisfy the other conditions to the consummation of the Merger; the failure by Gainwell or Merger Sub to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the Merger; the risk that the Merger Agreement may be terminated in circumstances requiring HMS to pay a termination fee; the risk that the Merger disrupts HMS’s current plans and operations or diverts management’s attention from its ongoing business; the effect of the announcement of the Merger on the ability of HMS to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business; the effect of the announcement of the Merger on HMS’s operating results and business generally; the amount of costs, fees and expenses related to the Merger; the risk that HMS’s stock price may decline significantly if the Merger is not consummated; the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the Merger and instituted against HMS and others; the course of the COVID-19 pandemic and the responses to the pandemic, and their effects on our business and operations, including those of our customers and partners, and general economic, business and market conditions; our ability to execute our business plans or growth strategy; our ability to innovate, develop or implement new or enhanced solutions or services; the nature of acquisition, investment, strategic relationship and divestiture opportunities we are pursuing, and our ability to successfully execute on such opportunities; our ability to successfully integrate acquired businesses and operations and realize synergies; significant and increased competition related to our solutions and services; variations in our results of operations; our ability to accurately forecast the revenue under our contracts and solutions; our ability to protect our systems from damage, interruption or breach, and to maintain effective information and technology systems and networks, including during a catastrophic or extraordinary event, such as COVID-19; our ability to protect our intellectual property rights, proprietary technology, information processes and know-how; our failure to maintain a high level of customer retention or the unexpected reduction in scope or termination of key contracts with major customers; customer dissatisfaction or our non-compliance with contractual provisions or regulatory requirements; our failure to meet performance standards triggering significant costs or liabilities under our contracts; our inability to manage our relationships with data sources and suppliers; our reliance on subcontractors and other third party providers and parties to perform services; our ability to secure future contracts and favorable contract terms through the competitive bidding process; pending or threatened litigation; unfavorable outcomes in legal proceedings; our success in attracting and retaining qualified employees and members of our management team; our ability to generate sufficient cash to cover our interest and principal payments under our credit facility; changes in tax laws, regulations or guidance and unexpected changes in our effective tax rate; unanticipated increases in the number or amount of claims for which we are self-insured; accounting changes or revisions; risks relating to our international operations, including political, regulatory, economic, foreign exchange, tax compliance and other risks; changes in the healthcare environment or healthcare financing system, including regulatory, budgetary or political actions that affect healthcare spending or the practices and operations of healthcare organizations; our failure to comply with applicable laws and regulations governing individual privacy and information security, domestically and internationally, or to protect such information from theft and misuse; our ability to comply with current and future legal and regulatory requirements; negative results of government or customer reviews, audits or investigations; state or federal limitations related to outsourcing of certain government programs or functions; restrictions on bidding or performing certain work due to perceived conflicts of interests; the market price of our common stock and lack of dividend payments; anti-takeover provisions in our corporate governance documents; and the other important factors discussed under the headings “Business,” “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosures About Market Risk” of our 2020 Form 10-K, and in other documents we file with the SEC.

Any forward-looking statements made by us in this communication speak only as of the date on which they are made. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. We caution readers not to place undue reliance upon any of these forward-looking statements. You are advised, however, to consult any further disclosures we make on related subjects in our reports and other filings with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMS HOLDINGS CORP.

Date: December 21, 2020
By: /s/ Jeffrey S. Sherman
Jeffrey S. Sherman
Executive Vice President,
Chief Financial Officer and Treasurer